SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Allspring Emerging Markets Equity Advantage Fund
Allspring Emerging Markets Equity Fund
Allspring International Equity Fund
Allspring Special Global Small Cap Fund
Allspring Special International Small Cap Fund
(each a “Fund”, and together the “Funds”)

Effective immediately, the Management Fee and Class-Level Administrator Fees tables located in the section entitled, “Manager and Class-Level Administrator” are amended with the following:

FUND		FEE
Emerging Markets Equity Advantage Fund	First $1B Next $1B Next $2B Next $1B Next $3B Next $2B Over $10B	0.960% 0.935% 0.910% 0.885% 0.875% 0.865% 0.855%
Emerging Markets Equity Fund	First $1B Next $1B Next $2B Next $1B Next $3B Next $2B Over $10B	0.960% 0.935% 0.910% 0.885% 0.875% 0.865% 0.855%

CLASS-LEVEL ADMINISTRATOR FEE
SHARE CLASS	% OF TOTAL NET ASSETS
Class A	0.19%

July 1, 2026